                                  SCHEDULE 14A

                                 PROXY STATEMENT
      Pursuant to Section 14(a) of the Securities and Exchange Act of 1934


Filed by the Registrant                      [X]

Filed by a Party other than the Registrant   [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement             [ ]  Confidential, for Use of the
                                                  Commission Only (as Permitted
                                                  by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12


                         TEXAS CAPITAL BANCSHARES, INC.
                (Name of Registrant as Specified In Its Charter)

                                       N/A
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      (1)   Title of each class of securities to which transaction applies:
            ___________________________________________________________________

      (2)   Aggregate number of securities to which transaction applies:
            ___________________________________________________________________

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
            ___________________________________________________________________

      (4)   Proposed maximum aggregate value of transaction: __________________

      (5)   Total fee paid: ___________________________________________________

[ ]   Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)   Amount Previously Paid: ___________________________________________

      (2)   Form, Schedule or Registration Statement No: ______________________

      (3)   Filing Party: _____________________________________________________

      (4)   Date Filed: _______________________________________________________

                         TEXAS CAPITAL BANCSHARES, INC.
                              2100 McKinney Avenue
                                    9th Floor
                               Dallas, Texas 75201

                                                                  April 17, 2003

Dear Stockholder:

         You are cordially invited to attend the annual meeting of stockholders of Texas Capital Bancshares, Inc., a Delaware corporation, and the holding company for Texas Capital Bank, National Association. The annual meeting will be on May 20, 2003 at 5:30 p.m. in the offices of Texas Capital Bank, National Association at 2100 McKinney Avenue, 9th Floor, Dallas, Texas 75201.

         The attached Notice of Annual Meeting of Stockholders and Proxy Statement describe the formal business to be transacted at the annual meeting. Certain directors and officers will be present at the annual meeting and will be available to respond to any questions you may have.

         We urge you to review carefully the accompanying materials and return the enclosed proxy card promptly. Please sign, date and return the enclosed proxy card without delay. If you attend the annual meeting, you may vote in person even if you have previously mailed a proxy.

         On behalf of the board of directors and all the employees of Texas Capital Bancshares, Inc. and its operating entities, I wish to thank you for your continued support.

                                      Sincerely,

                                      /s/ JOSEPH M. GRANT

                                      Joseph M. Grant
                                      Chairman and Chief Executive Officer

                         TEXAS CAPITAL BANCSHARES, INC.
                              2100 McKinney Avenue
                                    9th Floor
                               Dallas, Texas 75201

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                 April 17, 2003


TO THE STOCKHOLDERS:

         NOTICE IS HEREBY GIVEN that the annual meeting of stockholders of Texas Capital Bancshares, Inc., a Delaware corporation, and the holding company for Texas Capital Bank, National Association, will be on Tuesday, May 20, 2003, at 5:30 p.m. in the offices of Texas Capital Bank, National Association at 2100 McKinney Avenue, 9th Floor, Dallas, Texas 75201.

         A proxy statement and proxy card for this annual meeting are enclosed. The annual meeting is for the purpose of considering and voting upon the following matters:

         1. election of fourteen (14) directors for terms of one year each or until their successors are elected and qualified,

         2. ratification of amendments to the 1999 Omnibus Stock Plan ("Proposal 1"), and

         3. other matters as may properly come before the annual meeting or any postponements or adjournments thereof.

         Information about the matters to be acted upon at the annual meeting is set forth in the accompanying proxy statement. Our board of directors recommends that you vote FOR each of the nominees for director, and FOR Proposal 1.

         Only those stockholders who owned shares of our 6.0% Series A Convertible Preferred Stock or voting common stock on April 15, 2003, the record date established by our board of directors, will be entitled to vote at the annual meeting and at any postponements or adjournments thereof. If there are not sufficient votes for a quorum or approval of any of the foregoing proposals at the time of the annual meeting, the board of directors may adjourn or postpone the annual meeting in order to solicit further proxies.

         Stockholders are cordially invited to attend the annual meeting in person. However, to assure your representation at the annual meeting, we urge you to mark, sign, date and return the enclosed proxy. If you attend the annual meeting, you may vote in person even if you have returned a proxy. A list of stockholders entitled to vote at the annual meeting will be available for inspection by any stockholder from April 17, 2003 until the annual meeting at the site of the annual meeting. The list will also be available at the annual meeting.

                                       By order of the board of directors,

                                       /s/ Larry A. Makel

                                       Larry A. Makel
                                       Secretary

April 17, 2003
Dallas, Texas

                                 PROXY STATEMENT
                                TABLE OF CONTENTS


MEETING INFORMATION...........................................................................1
RECORD DATE AND VOTING SECURITIES.............................................................1
QUORUM AND VOTING.............................................................................2
SOLICITATION AND VOTING OF PROXIES............................................................2
ELECTION OF DIRECTORS.........................................................................3
     Nominees.................................................................................3
     Required Vote, Recommendation............................................................5
RATIFICATION OF AMENDMENTS TO THE 1999 OMNIBUS STOCK PLAN.....................................5
     Description of the Plan as Amended.......................................................6
     Required Vote, Recommendation............................................................7
OTHER MATTERS.................................................................................7
MEETINGS OF THE BOARD OF DIRECTORS............................................................7
COMMITTEES OF THE BOARD OF DIRECTORS..........................................................7
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT................................8
DIRECTORS' COMPENSATION......................................................................10
MANAGEMENT...................................................................................10
     Non-director Management Biographies.....................................................10
     Compensation Committee Report on Executive Compensation.................................10
     Summary Compensation Table..............................................................12
     Fiscal Year-End Option/SAR Values.......................................................12
     Compensation Committee Interlocks and Insider Participation.............................13
     Indebtedness of Management and Transactions With Certain Related Persons................13
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE......................................13
INDEPENDENT AUDITORS.........................................................................14
AUDIT FEES...................................................................................14
     Audit Fees..............................................................................14
     Audit Related Fees......................................................................14
     Tax Services............................................................................14
     All Other Fees..........................................................................14
AUDIT COMMITTEE REPORT.......................................................................14
ADDITIONAL INFORMATION.......................................................................15
     Stockholder Nominees for Director for This Annual Meeting...............................15
     Stockholder Proposals for Annual Meeting Held in 2004...................................15
     Annual Report...........................................................................15
EXHIBIT A....................................................................................16
EXHIBIT B....................................................................................17
EXHIBIT C....................................................................................18

                         TEXAS CAPITAL BANCSHARES, INC.
                              2100 McKinney Avenue
                                    9th Floor
                               Dallas, Texas 75201


                                 PROXY STATEMENT
                     FOR THE ANNUAL MEETING OF STOCKHOLDERS
                                 ON MAY 20, 2003

                  --------------------------------------------


                               MEETING INFORMATION

         This proxy statement is being furnished to Texas Capital Bancshares, Inc. ("TCBI") stockholders on April 17, 2003, in connection with the solicitation of proxies by the board of directors to be voted at the annual meeting of stockholders. The annual meeting will be on May 20, 2003, at 5:30 p.m. in the offices of Texas Capital Bank, National Association (the "Bank") at 2100 McKinney Avenue, 9th Floor, Dallas, Texas 75201. TCBI is the parent corporation of the Bank.

         The purpose of the annual meeting is to consider and vote upon:

         1.       election of fourteen (14) directors,

         2. ratification of amendments to the 1999 Omnibus Stock Plan ("Proposal 1"), and

         3. other matters as may properly come before the annual meeting or any postponements or adjournments thereof.

                        RECORD DATE AND VOTING SECURITIES

         You are entitled to two votes for each share of 6.0% Series A Convertible Preferred Stock ("Series A Preferred Stock") or one vote for each share of voting common stock you own. However, you will not be entitled to vote any shares of Series A-1 Nonvoting Common Stock you own.

         Your proxy will be voted in accordance with the directions you specify in the proxy. If you do not provide directions in the proxy but sign the proxy and return it, your proxy will be voted (a) FOR each of the nominees for director named in the proxy statement, (b) FOR Proposal 1, and (c) in the discretion of the proxy holders, for any other proposals that properly come before the annual meeting.

         Only those stockholders that owned shares of our Series A Preferred Stock and/or voting common stock on April 15, 2003, the record date established by the board of directors, will be entitled to vote at the annual meeting. At the close of business on the record date, there were 18,513,084 shares of voting common stock outstanding and 1,057,142 shares (which receive 2,114,284 votes) of Series A Preferred Stock outstanding that are entitled to be voted and are held by 865 identified holders. Certain holders hold both common and preferred shares and have only been counted as one holder.

                                QUORUM AND VOTING

         In order to have a quorum to transact business at the annual meeting, at least a majority of the total number of issued and outstanding shares of common stock and Series A Preferred Stock must be present at the annual meeting, in person or by proxy. If there are not sufficient votes for a quorum or to approve any proposal at the time of the annual meeting, the board may postpone or adjourn the annual meeting in order to permit the further solicitation of proxies. Abstentions and broker non-votes will be counted toward a quorum but will not be counted in the votes for each of the proposals presented at the meeting.


                       SOLICITATION AND VOTING OF PROXIES

         It is important that you are represented by proxy or are present in person at the annual meeting. We request that you vote by completing the enclosed proxy card and returning it signed and dated in the enclosed postage-paid envelope. Your proxy will be voted in accordance with the directions you provide. If you sign, date and return your proxy but do not provide any instructions, your proxy will be voted FOR each of the nominees as directors and FOR Proposal 1.

         Other than the matters listed above, we are not aware of any additional matters that will be presented for consideration at the annual meeting. However, if any additional matters are properly brought before the annual meeting, your proxy will be voted in the discretion of the proxy holder.

         You may revoke your proxy at any time prior to its exercise by:

         1.    filing a written notice of revocation with the secretary of TCBI,

         2.    delivering to TCBI a duly executed proxy bearing a later date, or

         3. attending the annual meeting, filing a notice of revocation with the secretary and voting in person.

         Our board of directors is making this solicitation and TCBI will pay the costs of this proxy solicitation. The directors, officers and regular employees of TCBI and the Bank may also solicit proxies by telephone or in person but will not be paid additional compensation to do so.

                              ELECTION OF DIRECTORS

         We currently have fourteen (14) directors on the board of directors. Directors serve a one-year term or until their successors are elected and qualified. All of the nominees below currently serve as a director and have indicated their willingness to continue to serve as a director if elected. However, if any of the nominees is unable or declines to serve for any reason, your proxy will be voted for the election of a substitute nominee selected by the proxy holders.

NOMINEES

         At the annual meeting, the stockholders will elect fourteen (14) directors. The board of directors recommends a vote FOR each of the nominees set forth below:

NAME                                             AGE      POSITION
----                                             ---      --------
JOSEPH M. (JODY) GRANT                            64      Director; Chairman, Chief Executive Officer

GEORGE F. JONES, JR.                              59      Director; President and Chief Executive
                                                          Officer of Texas Capital Bank, N.A.

LEO CORRIGAN III                                  49      Director

JAMES R. ERWIN                                    58      Director

FREDERICK B. HEGI, JR.                            59      Director

JAMES R. HOLLAND, JR.                             59      Director

LARRY A. MAKEL                                    49      Director

WALTER W. (BO) MCALLISTER III                     61      Director

LEE ROY MITCHELL                                  66      Director

STEVE ROSENBERG                                   44      Director

JOHN C. SNYDER                                    61      Director

ROBERT W. STALLINGS                               53      Director

JAMES CLEO THOMPSON, JR.                          72      Director

IAN J. TURPIN                                     58      Director

         Joseph M. (Jody) Grant has been our Chairman of the Board and Chief Executive Officer since we commenced operations in 1998. In addition, he currently serves as the Chairman of the Board of our bank. Prior to co-founding our company, Mr. Grant served as Executive Vice President, Chief Financial Officer and a member of the board of directors of Electronic Data Systems Corporation from 1990 to March 1998. From 1986 to 1989, Mr. Grant had served as the Chairman and Chief Executive Officer of Texas American Bancshares.

         GEORGE F. JONES, JR. has served as the Chief Executive Officer and President of our bank since its inception in December 1998. Mr. Jones was also a founder of Resource Bank, our predecessor bank. From 1993 until 1995, Mr. Jones served as an Executive Vice President of Comerica Bank, which acquired NorthPark National Bank in 1993. From 1986 until Comerica's acquisition of NorthPark in 1993, Mr. Jones served as either NorthPark's President or President and Chief Executive Officer.

         LEO CORRIGAN III has been a director since September 2002. He has served as President of Corrigan Securities, Inc., a real estate investment company since 1972. Mr. Corrigan was a director of the Bank from December 1998 to September 2002.

         JAMES R. ERWIN has served as Managing Director and Partner of Erwin, Graves & Associates, L.P. since June 2002. In May 2000, he retired as Vice Chairman, Texas with Bank of America, a position he had held since 1997. In this position, Mr. Erwin was responsible for corporate banking, corporate finance, and investment banking in the western half of the United States. Prior to serving as Vice Chairman, Texas, he held several executive positions with Bank of America and its predecessors. Mr. Erwin also serves on the board of directors of Carreker Corporation and Trammell Crow Company. He has been a director since May 2002.

         FREDERICK B. HEGI, JR. has been a director since June 1999. He has been a partner of Wingate Partners, an investment company, since he co-founded it in 1987. Mr. Hegi currently serves as Chairman of the board of directors of United Stationers, Inc. and as a director of Drew Industries Incorporated and Lone Star Technologies, Inc.

         JAMES R. HOLLAND, JR. has been a director since June 1999. He has served as the President and Chief Executive Officer of Unity Hunt, Inc., a diversified holding company, since 1991. He has also served as Chief Executive Officer of Hunt Capital Group, LLC, an investment management company, since 1993. Mr. Holland currently serves on the board of directors of Cinemark USA, Inc.

         LARRY A. MAKEL has been a director since September 2002. He is a Partner and member of the Executive Committee of Patton Boggs, LLP, a national law firm, a position he has held since June 1997. He was a director of the Bank from December 1998 to September 2002.

         WALTER (BO) W. MCALLISTER III has been a director since June 1999. He served as Chairman of Texas Insurance Agency Group of Companies, a group of affiliated property and casualty insurance agencies, from 1992 until his retirement in March 2002.

         LEE ROY MITCHELL has been a director since June 1999. He has served as Chairman of the board of directors and Chief Executive Officer of Cinemark USA, Inc., a movie theater operations company, since 1985.

         STEVE ROSENBERG has been a director since September 2002. He has also served as President and Chief Executive Officer of Centego Marketing Inc., a marketing services company since 1999. Mr. Rosenberg serves on the board of directors of Packaged Ice, Inc. He was a director of the Bank from June 1999 to September 2002.

         JOHN C. SNYDER has served as a director since June 1999. He has also served as Chairman of Snyder Operating Company, an investment company, since June 2000. From 1977 to 1999, Mr. Snyder served as Chairman of the board of directors and Chief Executive Officer of Snyder Oil Corporation, an energy exploration and production company. In 1999, Snyder Oil Corporation was merged into Santa Fe Snyder Corporation, an energy exploration and production company, where Mr. Snyder served as Chairman of the board of directors through June 2000. He also currently serves as a director of SOCO International plc, a UK oil and gas exploration company.

         ROBERT W. STALLINGS has served as a director since August 2002. He has also served as Chairman of the board of directors and Chief Executive Officer of Stallings Capital Group, an investment company, since March 2002. From 1991 to 2002, Mr. Stallings served as Chief Executive Officer of Pilgrim Capital Group, an investment company. He also currently serves as a director of Gainsco, Inc. and Crescent Real Estate Equities Co.

         JAMES CLEO THOMPSON, JR. has been a director since September 2002. He has served as Chairman of the board of directors and President of Thompson Petroleum Corporation, an energy exploration and production company since 1978. He was a director of the Bank from June 1999 to September 2002.

         IAN J. TURPIN has been a director since May 2002. Since 1992, he has served as President and director of The LBJ Holding Company and various companies affiliated with the family of the late President of the United States, Lyndon B. Johnson, which are involved in radio, real estate, private equity investments and managing diversified investment portfolios.

REQUIRED VOTE, RECOMMENDATION

         To elect a nominee, a plurality of the holders of the votes represented by shares of common stock and Series A Preferred Stock present or represented at the meeting must be voted FOR that nominee with respect to each director position.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH OF THE NOMINEES.


            RATIFICATION OF AMENDMENTS TO THE 1999 OMNIBUS STOCK PLAN

         In 1999, our stockholders approved and adopted our 1999 Omnibus Stock Plan (the "Omnibus Stock Plan"). During 2002, the board of directors approved and adopted two amendments to the Omnibus Stock Plan, subject to approval and ratification of the amendments by our stockholders at the next annual meeting of stockholders.

         The amendments are as follows:

         o The first amendment, adopted by the board of directors in April 2002, changed the method by which the amount of issued and outstanding shares of our common stock were calculated under the Omnibus Stock Plan. The amendment required all securities which may be converted into shares of TCBI's common stock to be included in the calculation of the issued and outstanding shares of TCBI's common stock on an as-converted basis. As a result, shares of our Series A Preferred Stock, as well as any other security we issue in the future that is convertible into our common stock, must be included, on an as-converted basis, in the calculation of the number of issued and outstanding shares of our common stock. The method of calculation of the number of issued and outstanding shares of our common stock is important under the Omnibus Stock Plan because the number of shares of our common stock that may be covered by awards under the Omnibus Stock Plan is determined as a percentage of the issued and outstanding shares of our common stock. The current number of issued and outstanding shares of our common stock, calculated in accordance with the Omnibus Stock Plan as amended by this first amendment, is 21,322,040. If the Omnibus Stock Plan had not been amended, the current number of issued and outstanding shares of our common stock would be 19,207,756. The complete text of the first amendment is set forth on Exhibit A.

         o The second amendment, adopted by the board of directors in July 2002, increased the percentage of the issued and outstanding shares of our common stock with respect to which awards may be granted under the Omnibus Stock Plan from 10.0 percent to 12.5 percent. As a result, awards under the Omnibus Stock Plan, including stock options, may be issued with respect to 12.5 percent of the number of shares of the issued and outstanding shares of

             TCBI's common stock. The current number of shares of our common stock with respect to which awards may be granted under the Omnibus Stock Plan, calculated in accordance with the Omnibus Stock Plan as amended by this second amendment, is 2,665,255. If the Omnibus Stock Plan had not been amended, the current number of shares of our common stock with respect to which awards may be granted under the Omnibus Stock Plan would be 2,132,204. The complete text of the second amendment is set forth on Exhibit B.

         The Omnibus Stock Plan is intended to advance our interests by providing to our officers and other key employees who have substantial responsibility for the direction and management incentives to promote the success of our business, to increase their proprietary interest in our success, and to encourage them to remain in our employ. We believe that the Omnibus Stock Plan is a necessary tool to help us compete effectively with our competitors for the services of new employees and the retention of key employees who may be required for the future development of our business.

         As a result of the amendments described in this proxy statement, no employee, group of employees or other eligible participant in our Omnibus Stock Plan will receive or be allocated any additional awards.

DESCRIPTION OF THE PLAN AS AMENDED

         A summary of the material features of the Omnibus Stock Plan, as amended by the amendments described in this proxy statement, is set forth below:

         Common Stock Subject to the Omnibus Stock Plan. The maximum number of shares of our common stock for which awards may be granted under the Omnibus Stock Plan will be 12.5 percent of the issued and outstanding shares of our common stock, calculated in accordance with the Omnibus Stock Plan.

         Term. Awards may be granted under the Omnibus Stock Plan at any time after its May 5, 1999 effective date so long as the total number of shares optioned or purchased under the Omnibus Stock Plan does not exceed 10.0 percent of the issued and outstanding shares of our common stock. The Omnibus Stock Plan may be abandoned or terminated at any time by the board of directors, except with respect to awards then outstanding under the Omnibus Stock Plan.

         Eligibility. Employees of TCBI and TCBI's subsidiaries are eligible to participate in the Omnibus Stock Plan. As of March 31, 2003, there were 224 such employees.

         Administration. The Omnibus Stock Plan shall be administered by the board of directors. The board of directors shall have full and final authority in its discretion, subject to the provisions of the Omnibus Stock Plan: (1) to determine individuals to whom and the time or times at which awards shall be granted; (2) to determine the terms and provisions of granted awards, which need not be identical, including, without limitation, terms covering vesting, exercise dates, and exercise prices; (3) to decide all questions of fact arising in the application of the Omnibus Stock Plan; and (4) to administer and interpret the Omnibus Stock Plan in all respects. Except as provided herein, all determinations made by the board of directors shall be final and conclusive.

         Amendment. The board of directors may discontinue the Omnibus Stock Plan at any time and may amend it from time to time, but no amendment, without approval of our stockholders, may (1) increase the total number of shares that may be issued under the Omnibus Stock Plan (except adjustments made in order to prevent substantial dilution or enlargement of rights under the Omnibus Stock Plan as a result of a reorganization, recapitalization, stock split, stock dividend, combination of shares, etc.), (2) materially modify the eligibility requirements for participants in the Omnibus Stock Plan, or (3) materially increase the benefits accruing to participants in the Omnibus Stock Plan.

REQUIRED VOTE, RECOMMENDATION

         A majority of the votes represented by the shares of our common stock and our Series A Preferred Stock present or represented by proxy at the annual meeting is required for the approval of Proposal 1 regarding the amendments to our Omnibus Stock Plan.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR PROPOSAL 1.


                                  OTHER MATTERS

         We do not currently know of any other matters that may come before the annual meeting. However, if any other matters are properly presented at the annual meeting, the proxy holders will vote your proxy in their discretion on such matters.


                       MEETINGS OF THE BOARD OF DIRECTORS

         The business of TCBI is managed under the direction of the board of directors. The board meets on a regularly scheduled basis to review significant developments affecting the company and to act on matters requiring board approval. It also holds special meetings when an important matter requires board action between scheduled meetings. The board of directors met ten times during the year ended December 31, 2002. With the exception of James Cleo Thompson, Jr., Larry A. Makel, Walter W. McAllister III, Steve Rosenberg and Lee Roy Mitchell, all members of the board of directors participated in at least 75% of all board meetings and their respective committee meetings during 2002.


                      COMMITTEES OF THE BOARD OF DIRECTORS

         The board had three standing committees during 2002. The executive committee serves as the nominating committee.

         o EXECUTIVE COMMITTEE. The Executive Committee has the power to act on behalf of the board and to direct and manage the business and affairs of TCBI whenever the board is not in session. Committee members are James R. Holland, Jr. (Chairman), Joseph M. Grant, Frederick B. Hegi, Jr., Larry A. Makel, and Robert W. Stallings. During 2002, the Executive Committee met five times. In its capacity as the nominating committee, the Executive Committee will consider nominees to TCBI's board of directors recommended by our security holders.

         o AUDIT COMMITTEE. The Audit Committee reviews the professional services and independence of the Company's independent auditors and its accounts, procedures and internal controls. The Audit Committee recommends to the board the firm selected to be our independent auditors and monitors the performance of such firm, reviews and approves the scope of the annual audit, reviews and evaluates with the independent auditors our annual audit and annual consolidated financial statements, reviews with management the status of internal accounting controls, evaluates problem areas having a potential financial impact on TCBI that may be brought to its attention by management, the independent auditors or the board, and evaluates all of our public financial reporting documents. Committee members are Walter W. (Bo) McAllister III (Chairman), Steve Rosenberg, Robert W. Stallings, and Ian J. Turpin. During 2002, the Audit Committee met five times.

         o COMPENSATION COMMITTEE. The Compensation Committee reviews and approves salaries and bonuses for officers and key employees of TCBI. Committee members are Frederick B. Hegi, Jr. (Chairman), James R. Erwin, Lee Roy Mitchell, and John C. Snyder. During 2002, the Compensation Committee met three times.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth information as of March 31, 2003 concerning the beneficial ownership of our voting common stock and preferred stock by: (a) each director, director nominee and executive officer, (b) each person we know to beneficially own more than 5% of the issued and outstanding shares of a class of common stock, and (c) all of our executive officers and directors as a group. The persons named in the table have sole voting and investment power with respect to all shares they owned, unless otherwise noted.

                                                                 Number of Shares of         Percent of Shares of
                                                                    Common Stock                Common Stock
Name (1)                                                          Beneficially Owned             Outstanding
--------                                                         -------------------         --------------------
C. Keith Cargill                                                      196,368  (2)                     *
Leo Corrigan III                                                       92,000  (3)                     *
James R. Erwin                                                         68,000  (4)                     *
Joseph M. (Jody) Grant                                                895,586  (5)                   4.34%
Frederick B. Hegi, Jr.                                                217,518  (6)                   1.04%
James R. Holland, Jr.                                                 483,036  (7)                   2.34%
Gregory B. Hultgren                                                   162,000  (8)                     *
George F. Jones, Jr.                                                  271,048  (9)                   1.31%
Larry A. Makel                                                        187,200  (10)                    *
Walter W. (Bo) McAllister III                                          49,500  (11)                    *
Lee Roy Mitchell                                                      220,218  (12)                  1.07%
Steve Rosenberg                                                        52,000  (13)                    *
John C. Snyder                                                        409,732  (14)                  1.99%
Robert W. Stallings                                                   154,856  (15)                    *
James Cleo Thompson, Jr.                                              180,358  (16)                    *
Ian J. Turpin                                                         191,312  (17)                    *
All 16 officers and directors as a group                            3,834,732                        18.6% **

----------
*        Less than 1% of the issued and outstanding shares of the class.

** Percentage is calculated on the basis of 20,618,968 shares, the total number of shares of voting common stock and preferred stock (on an as-converted basis) outstanding on March 31, 2003 (after giving effect to the one-for-one stock dividend).

(1) Unless otherwise stated, the address for each person in this table is 2100 McKinney Avenue, Suite 900, Dallas, Texas 75201.

(2) Includes 392 shares held by Mr. Cargill and 163,976 shares held by Cargill Lakes Partners, Ltd., of which Mr. Cargill is the President of its general partner, Cargill Lakes, Inc. Includes 32,000 shares of common stock that may be acquired upon exercise of options.

(3) Includes 9,000 shares of preferred stock, which are immediately convertible into 18,000 shares of common stock, held by Corrigan Securities, Inc., of which Mr. Corrigan is President, and 62,000 shares held by Corrigan Holdings, Inc., of which Mr. Corrigan is President. Includes 12,000 shares that may be acquired upon exercise of options.

(4) Includes 28,000 shares held by Mr. Erwin and 12,000 shares of preferred stock, which are immediately convertible into 24,000 shares of common stock, held by Erwin Graves & Associates LP, of which Mr. Erwin is the Managing Director and Partner. Includes 16,000 shares that may be acquired upon exercise of options.

(5) Includes 56,000 shares that may be acquired upon exercise of options and 771,586 shares held by Mr. Grant. Also includes 68,000 shares which are currently held in irrevocable trusts and of which Mr. Grant disclaims beneficial ownership.

(6) Includes 137,132 shares held by Valley View Capital Corp. Retirement Savings Trust for the benefit of Mr. Hegi, 24,252 shares held by the F.B. Hegi Trust of which Mr. Hegi is the beneficiary, and 44,134 shares held directly by Mr. Hegi. Includes 12,000 shares that may be acquired upon exercise of options.

(7) Includes 471,036 shares held by Hunt Capital Partners, L.P. of which Mr. Holland is President and Chief Executive Officer. Also includes 12,000 shares that may be acquired upon exercise of options that are issued in the name of Hunt Capital Group, LLC.

(8) Includes 103,600 shares held by Mr. Hultgren and Rose M. Hultgren, his wife, as tenants in common, 6,400 shares held by Mr. Hultgren and 52,000 shares that may be acquired upon exercise of options.

(9) Includes 202,918 shares held by G & M Partners Ltd., of which Mr. Jones is the Managing General Partner, 28,130 shares held directly by Mr. Jones, and 40,000 shares that may be acquired upon exercise of options.

(10) Includes 152,198 shares held by The Makel Family Partnership, 1995, Ltd. of which Mr. Makel is the General Partner, 23,002 shares held by Mr. Makel, and 12,000 shares that may be acquired upon the exercise of options.

(11) Includes 37,500 shares held directly by Mr. McAllister and 12,000 shares that may be acquired upon the exercise of options.

(12) Includes 208,218 shares held by T&LRM Family Partnership Ltd. Mr. Mitchell is the Chief Executive Officer of PBA Development, Inc., which is the general partner of T&LRM. Also includes 12,000 shares that may be acquired upon exercise of options.

(13) Includes 40,000 shares held by Mr. Rosenberg and 12,000 shares that may be acquired upon exercise of options.

(14) Includes 237,732 shares held by Snyder Alternative Investments, L.P., of which Snyder Operating Company LLC is the general partner. Mr. Snyder is the President of Snyder Operating Company LLC. Also, includes 50,000 shares of preferred stock, which is immediately convertible into 100,000 shares of common stock, held by the NTS/JCS Charitable Remainder Unitrust, of which Mr. Snyder is the trustee and 12,000 shares that may be acquired upon exercise of options. Also includes 30,000 shares of preferred stock, which is immediately convertible into 60,000 shares of common stock, held by the Nancy and John Snyder Foundation. Mr. Snyder disclaims beneficial ownership of the shares held by the Nancy and John Snyder Foundation.

(15) Includes 71,428 shares preferred stock that are immediately convertible into 142,856 shares of common stock and 12,000 shares that may be acquired upon exercise of options.

(16) Includes 24,218 shares held by Mr. Thompson, 32,040 shares held by Big T Investments, of which Mr. Thompson is the principal, and 64,080 shares held by J. Cleo Thompson Life Estate Trust, of which Mr. Thompson is the beneficiary. Also includes 16,020 shares of common stock that are held by the Jean Christine Thompson Trust II and of which Mr. Thompson disclaims beneficial ownership and 20,000 shares of preferred stock that are immediately convertible into 40,000 shares of common stock. Also includes 4,000 shares that may be acquired upon exercise of options.

(17) Includes 13,794 shares held by Mr. Turpin, 27,586 shares held by Windermere LP, an entity of which Mr. Turpin can be deemed a controlling person, and 137,932 shares held by LBJ Capital, L.P., an entity of which Mr. Turpin can be deemed a controlling person. Also includes 12,000 shares that may be acquired upon exercise of options.

         In addition to the voting common stock, we have also issued a class of nonvoting common stock entitled Series A-1 Nonvoting Common Stock. As of March 31, 2003, there were 694,672 shares of Series A-1 Nonvoting Common Stock issued and outstanding, all of which were held by Goff Moore Strategic Partners, L.P.

                             DIRECTORS' COMPENSATION

         Directors do not receive any cash fees for attending meetings. During the first quarter of 2001, each director was awarded options to purchase 4,000 shares of TCBI common stock. Newly elected directors for 2001 were each awarded options to purchase 4,000 shares of TCBI common stock at the time they joined the Board. On an annual basis subsequent to 2001, directors were awarded options to purchase 4,000 shares of TCBI common stock. The options are exercisable at $7.25 per share. Directors are reimbursed for their travel and reasonable out-of-pocket expenses incurred by them in performing their duties.


                                   MANAGEMENT

NON-DIRECTOR MANAGEMENT BIOGRAPHIES

         Set forth below are the biographies of our executive officers who are not members of our board of directors, and their ages and positions as of the date of this Proxy Statement.

         GREGORY B. HULTGREN (52) has served as Executive Vice President and Chief Financial Officer since our formation in 1998. In 1984, Mr. Hultgren joined Dallas Bancshares, Inc. as Executive Vice President and Chief Financial Officer. In 1989, TEXOP Bancshares, Inc. acquired the lead bank of Dallas Bancshares, Inc. and Mr. Hultgren served as the Executive Vice President and Chief Financial Officer of TEXOP Bancshares, Inc. from 1989 to 1990. From 1994 to 1998, Mr. Hultgren served as a Principal and Chief Financial Officer of United LP Gas Corporation.

         C. KEITH CARGILL (50) has served as an Executive Vice President and Chief Lending Officer of our bank since its inception in December 1998. Mr. Cargill has more than 20 years of banking experience. He began his banking career at Texas American Bank in 1977, where he was the manager of the national corporate lending division of the flagship bank in Fort Worth. In 1985, Mr. Cargill became President and Chief Executive Officer of Texas American Bank/Riverside, Ft. Worth. In 1989, Mr. Cargill joined NorthPark National Bank as an Executive Vice President and Chief Lending Officer. When NorthPark was acquired by Comerica Bank in 1993, Mr. Cargill joined Comerica as Senior Vice President and middle market banking manager.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION

         The Compensation Committee has the following goals for compensation programs impacting the executive officers of TCBI and the Bank:

         o to provide motivation for the executive officers and to enhance stockholder value by linking their compensation to the value of common stock,

         o   to retain the executive officers who have led TCBI and the Bank,

         o to allow TCBI and the Bank to attract high quality executive officers in the future by providing total compensation opportunities consistent with those provided in the industry and commensurate with TCBI's and the Bank's level of performance, and

         o to maintain reasonable "fixed" compensation costs by targeting base salaries at a competitive average.

         The executive compensation package available to executive officers is composed of (a) base salary, (b) annual bonus awards, and (c) long-term incentive compensation, including options and stock awards. In October 2002, we entered into employment agreements with Joseph M. Grant, Raleigh Hortenstine III, George F. Jones, Jr. and C. Keith Cargill, members of our executive management team. The employment agreements have a term of two years, subject to renewal, and have a compensation package that includes a base salary, bonus and a grant of restricted stock under our 1999 Omnibus Stock Plan. Also, as part of the compensation paid, each executive will be eligible to participate in the employee benefit programs and receive other perquisites generally available to our other employees holding positions similar to that of the executives.

         BASE SALARY. In determining salary levels, the Compensation Committee considers the entire compensation package for executive officers, including the equity compensation provided under stock plans. We intend for the salary levels to be consistent with competitive practices of comparable institutions and each executive's level of responsibility. The Compensation Committee determines the level of any salary increase to take effect at the beginning of each fiscal year after reviewing (a) the qualifications, experience and performance of the executive officers, (b) the compensation paid to persons having similar duties and responsibilities in other institutions, and (c) the size of the bank and the complexity of its operations. The Compensation Committee consulted a survey of compensation paid to executive officers performing similar duties for depository institutions and their holding companies, with particular focus on the level of compensation paid by comparable institutions.

         ANNUAL BONUS AWARDS. In determining bonus awards, the Compensation Committee considers the entire compensation package of the executive officers. The bonus awards are intended to be consistent with each executive officer's level of responsibility and with the competitive practices of comparable financial institutions. The Compensation Committee did not meet during the year to determine bonus compensation to our executive officers during 2002.

         LONG-TERM INCENTIVE COMPENSATION. We maintain the Texas Capital Bancshares, Inc. 1999 Omnibus Stock Plan under which employees may receive discretionary grants and awards as determined and awarded solely in the discretion of the Compensation Committee and approved by the full board. The Compensation Committee believes that stock ownership is a significant incentive in aligning the interests of employees and stockholders and building our stockholders' wealth. In September 2002, the Company granted restricted stock awards to the following officers: 90,000 shares to Joseph M. Grant; 80,000 shares to Raleigh Hortenstine; 80,000 shares to George Jones; and 50,000 shares to C. Keith Cargill; however, no shares of restricted stock have vested. In order to more effectively retain our senior executive officers, we determined it was in the best interest of TCBI to enter into employment agreements with these officers. As a result, on October 8, 2002, we entered into Executive Employment Agreements with Joseph M. Grant, Raleigh Hortenstine III, George F. Jones, Jr. and C. Keith Cargill.

         COMPENSATION OF THE CHIEF EXECUTIVE OFFICER. After taking into consideration the factors discussed above, the Compensation Committee entered into a deferred compensation agreement with Mr. Grant providing him a base salary of $275,000 for 2000, payable to Mr. Grant in shares of common stock of TCBI. Pursuant to the timely deferral election by Mr. Grant, as evidenced by a duly executed deferred compensation agreement, these shares were placed in a grantor trust of which he is the beneficiary. Pursuant to the terms of the deferred compensation agreement and grantor trust, these shares shall remain general assets of TCBI, subject to the claims of TCBI's general creditors and constitute an unfunded, unsecured promise to pay such compensation to Mr. Grant at a designated future time. Mr. Grant has not deferred any portion of his salary for 2001 or 2002. Consistent with 2000 and 2001, his base salary is $275,000. The Company also granted Mr. Grant 90,000 shares of restricted stock in 2002. None of the shares of restricted stock have vested.

         This report is submitted during 2002 by the members of the Compensation
Committee:

                                        Frederick B. Hegi, Jr., Chairperson
                                        James R. Erwin
                                        Lee Roy Mitchell
                                        John C. Snyder

SUMMARY COMPENSATION TABLE

         The following table shows, for the years ending December 31, 2002, 2001, and 2000, the cash compensation paid and other compensation paid or accrued to the Chief Executive Officer and four other executive officers of TCBI who earned and/or received a salary and bonus in excess of $100,000 (the "Named Executives").

                                                                                         AWARDS               PAYOUTS
                                                                                --------------------------  ------------
                                                                                               SECURITIES
NAME AND                                                        OTHER ANNUAL    RESTRICTED     UNDERLYING    ALL OTHER
PRINCIPAL POSITION            YEAR     SALARY ($)      BONUS    COMPENSATION     STOCK (4)    OPTIONS/SARS  COMPENSATION
------------------            ----     ----------     -------   ------------    ----------    ------------  ------------
JOSEPH M. (JODY) GRANT        2002      $275,000      $     0     $     0         90,000            0        $6,603 (3)
   Chairman and Chief         2001      $275,000      $     0     $     0            0              0        $5,873 (3)
   Executive Officerof TCBI   2000      $ 12,000 (1)  $     0     $     0            0              0        $4,230 (3)

RALEIGH HORTENSTINE III       2002      $250,000      $     0     $ 7,200 (2)     80,000            0        $6,049 (3)
   President of TCBI          2001      $250,000      $     0     $ 7,200 (2)        0              0        $3,675 (3)
                              2000      $250,000      $     0     $     0            0              0        $4,375 (3)

GEORGE F. JONES, JR.          2002      $238,542      $     0     $ 7,200 (2)     80,000            0        $6,371 (3)
   President and Chief        2001      $225,000      $     0     $ 7,200 (2)        0              0        $6,971 (3)
   Executive Officer of       2000      $225,000      $     0     $ 7,200 (2)        0              0        $6,796 (3)
   the Bank

GREGORY B. HULTGREN           2002      $150,000      $     0     $ 7,200 (2)        0              0        $    0
   Executive Vice President   2001      $140,000      $     0     $ 7,200 (2)        0              0        $    0
   and Chief Financial        2000      $140,000      $     0     $ 7,200 (2)        0              0        $    0
   Officer of TCBI

C. KEITH CARGILL              2002      $187,542      $     0     $ 7,200 (2)     50,000            0        $    0
   Executive Vice President   2001      $175,000      $     0     $ 7,200 (2)        0              0        $    0
   and Chief Lending Officer  2000      $175,000      $     0     $ 7,200 (2)        0              0        $    0
   of TCB

(1) Mr. Grant has entered into a deferred compensation agreement with TCBI that allows TCBI to pay Mr. Grant in shares of common stock of TCBI.

(2)   Represents amounts paid to reimburse automotive expenses.

(3)   Represents amounts paid for dues to certain country clubs.

(4)   None of the restricted stock is vested at March 31, 2003.

FISCAL YEAR-END OPTION/SAR VALUES

         The Named Executives did not exercise any of their options during 2002. The following table sets forth the number and value of options that the Named Executives owned as of March 31, 2003:

                                                NUMBER OF SECURITIES                    VALUE OF UNEXERCISED
                                           UNDERLYING UNEXERCISED OPTIONS/            IN-THE-MONEY OPTIONS/SARS
             NAME                              SARS AT FISCAL YEAR-END                  AT FISCAL YEAR-END (1)
----------------------------------         -------------------------------            -------------------------
Joseph M. (Jody) Grant                               70,000 (2)                              $      70,000

Raleigh Hortenstine III                             150,000 (2)                              $     150,000

George F. Jones, Jr.                                 50,000 (2)                              $      50,000

Gregory B. Hultgren                                  60,000 (3)                              $      40,000

C. Keith Cargill                                     40,000 (2)                              $      40,000

(1) Value of options based on a fair market value per share of $7.25, which is based upon the most recent private sales of common stock.

(2) Options issued on October 1, 1998 of which four-fifths are currently exercisable and one-fifth vests on October 1, 2003 with an exercise price of $6.25 per share.

(3) Options issued on October 1, 1998 of which four-fifths are currently exercisable and one-fifth vests on October 1, 2003 with an exercise price of $6.25 per share and 20,000 options issued on April 16, 2002, of which one-fifth is exercisable on April 16, 2003, with an exercise price of $7.25 per share.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         None of the executive officers of TCBI or the Bank serves on the Compensation Committee of the board of directors of TCBI or any compensation committee of any other company.

INDEBTEDNESS OF MANAGEMENT AND TRANSACTIONS WITH CERTAIN RELATED PERSONS

         In the ordinary course of business, the Bank has made loans, and may continue to make loans in the future, to the Bank's and TCBI's officers, directors and employees. The Bank makes all loans to executive officers and directors in the ordinary course of business, on substantially the same terms as those with other customers.

         We are presently a lender in a bank group which has entered into an Amended and Restated Credit Agreement, dated November 9, 2000, with Ace Cash Express, Inc., pursuant to which the bank group provides Ace Cash Express with a revolving credit and term loan facility for working capital, general corporate purposes, store construction and relocation and other capital expenditures. We hold less than 5% of the commitments extended to Ace Cash Express pursuant to the Amended and Restated Credit Agreement, a commitment that represents approximately $4.6 million if fully funded. Ace Cash Express has entered into an agreement with H&R Block that contemplates placing Ace Cash Express self-service check cashing machines at H&R Block locations. Pursuant to an agreement entered into in January 2002, we agreed to provide the cash to constitute inventory for those machines in exchange for a fee that varies dependent on the amount of cash inventory maintained in the machines. The agreement expired in April 2002. Marshall B. Payne, a former member of our board of directors, is also a member of the board of directors of Ace Cash Express. We entered into a similar agreement during the first quarter of 2003.

         Larry A. Makel, a member of our board of directors and our Corporate Secretary, is a partner in the law firm Patton Boggs LLP. We have retained Patton Boggs LLP on a regular basis to perform legal services.

         We have entered into indemnification agreements with each of our directors and officers, which may be broader than the specific indemnification provisions contained in our certificate of incorporation, bylaws or under Delaware law. These indemnification agreements may require us, among other things, to indemnify our officers and directors against liabilities that may arise by reason of their status or service as directors or officers. These indemnification agreements also may require us to advance any expenses incurred by our directors or officers as a result of any proceeding against them as to which they could be indemnified. As of the date of this filing, there is no pending litigation or proceeding involving any of our directors, officers, employees or agents in which indemnification by us is sought, nor are we aware of any threatened litigation or proceeding that may result in a claim for indemnification. We have purchased a policy of directors' and officers' liability insurance that insures our directors and officers against the cost of defense, settlement or payment of a judgment in certain circumstances.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities and Exchange Act of 1934 requires our officers and directors, and persons who own more than 10% of a registered class of our equity securities, to file initial reports of ownership and reports of changes in ownership with the SEC. We are not aware of any report that needed to be filed by any officer, director or 10% stockholder during 2002, except:
Messrs. Corrigan, Erwin, Hortenstine, Snyder, Stallings and Thompson were delinquent with respect to one filing with respect to one transaction, which reports were subsequently filed.

                              INDEPENDENT AUDITORS

         We selected Ernst & Young LLP as independent auditors to examine our accounts for 2003. Representatives of Ernst & Young LLP are expected to be present at the annual meeting and will have the opportunity to make a statement if they desire to do so. They will also be available to answer appropriate questions.


                                   AUDIT FEES

AUDIT FEES

         We incurred fees of approximately $465,000 related to the audit of our 2002 annual consolidated financial statements and the reviews of the consolidated financial statements included in our Forms 10-Q for 2002. This included a June 30, 2002 audit and fees related to the postponed IPO during 2002.

AUDIT RELATED FEES

         We incurred fees of approximately $194,000 for audit related services during 2002. Services included but are not limited to internal audit, consultations related to employee benefit plans, and procedures related to management's assertion regarding effective internal controls in compliance with the requirements of FDICIA.

TAX SERVICES

         We incurred other fees of approximately $135,000 related to various federal, state and local tax services.

ALL OTHER FEES

         We did not incur any other fees in 2002.


                             AUDIT COMMITTEE REPORT

         The Audit Committee of the board of directors consists of the four directors whose names appear below.

         The Audit Committee's general role as an audit committee is to assist the board of directors in overseeing the Company's financial reporting process and related matters. The Audit Committee has adopted a written charter dated as of August 30, 2002, a copy of which is included as Exhibit C hereto. Each member of the Audit Committee is "independent" as defined in Rule 4200(a)(14) of the National Association of Securities Dealers' listing standards.

         The Audit Committee has reviewed and discussed with the Company's management and the Company's independent auditors, the audited financial statements of the Company contained in the Company's Annual Report to Stockholders for the year ended December 31, 2002.

         The Audit Committee has also discussed with the Company's independent auditors the matters required to be discussed pursuant to SAS 61 (Codification of Statements on Auditing Standards, Communication with Audit Committees). The Audit Committee has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (titled, "Independence Discussions with Audit Committees"), and has discussed with Ernst & Young LLP such independent auditors' independence. The Audit Committee has also considered whether the provision of non-audit services to the Company by Ernst & Young LLP is compatible with maintaining their independence.

         Based on the review and discussion referred to above, the Audit Committee recommended to the board of directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, filed with the Securities and Exchange Commission.

         This report is submitted on behalf of the Audit Committee.

                                            Walter W. McAllister, Chairperson
                                            Steve Rosenberg
                                            Robert W. Stallings
                                            Ian J. Turpin


                             ADDITIONAL INFORMATION

STOCKHOLDER NOMINEES FOR DIRECTOR FOR THIS ANNUAL MEETING

         You may submit proposals for nominees for our board of directors in accordance with Article II, Section 9 of our bylaws. If you would like to submit a nomination for director to be considered at this annual meeting, you must deliver notice of any director nominations to us no later than the close of business no later than 180 days nor more than 270 days prior to the meeting. Director nominations should be directed to:

                         Texas Capital Bancshares, Inc.
                         2100 McKinney Avenue, 9th Floor
                               Dallas, Texas 75201
                                 Attn: Secretary


STOCKHOLDER PROPOSALS FOR ANNUAL MEETING HELD IN 2004

         In accordance with Article II, Section 10 of our bylaws, stockholder proposals for the 2004 Annual Meeting of Stockholders must be received by no later than 180 days nor more than 270 days prior to the meeting to be considered for inclusion in the proxy statement and proxy for the 2004 Annual Meeting. Proposals should be directed to:

                         Texas Capital Bancshares, Inc.
                         2100 McKinney Avenue, 9th Floor
                               Dallas, Texas 75201
                                 Attn: Secretary

ANNUAL REPORT

         Our Annual Report on Form 10-K accompanies this proxy statement.

                                    EXHIBIT A

                    AMENDMENT TO THE 1999 OMNIBUS STOCK PLAN

         The Board of Directors (the "Board") of Texas Capital Bancshares, Inc. (the "Company"), acting as administrator of the Company's 1999 Omnibus Stock Plan (the "Plan"), hereby amends the Plan by resolution adopted at a meeting duly called and held on April 16, 2002 as follows:

         1. AMENDMENT OF ARTICLE II. Article II of the Plan is hereby amended by adding a new Section 2.19 which shall read in its entirety as follows:

                  2.19 "Common Stock Equivalents" means shares of Common Stock and any shares of Common Stock that are issuable upon conversion of any issued and outstanding securities of the Company.

         2. AMENDMENT OF ARTICLE V. Article V of the Plan is hereby amended in its entirety to read as follows:

                                    ARTICLE V
                       COMMON STOCK AVAILABLE FOR THE PLAN


                  The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in
         Article VII, shall be ten percent (10%) of the then outstanding shares of Common Stock and Common Stock Equivalents; provided, however, that the number of shares that may be issued hereunder shall not be reduced as a result of any redemptions, repurchases or other reduction in the number of outstanding shares of Common Stock or Common Stock Equivalents. The Company shall reserve such number of shares for Awards under the Plan. None of such shares shall be the subject of more than one Award at any time, but if an Award as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Awards had been previously granted with respect to such shares.

                                    EXHIBIT B

                    AMENDMENT TO THE 1999 OMNIBUS STOCK PLAN

         The Board of Directors (the "Board") of Texas Capital Bancshares, Inc. (the "Company"), acting as administrator of the Company's 1999 Omnibus Stock Plan (the "Plan"), hereby amends the Plan by resolution adopted at a meeting duly called and held on July 17, 2002 as follows:

         1. AMENDMENT OF ARTICLE V. Article V of the Plan is hereby amended in its entirety to read as follows:

                                    ARTICLE V
                       COMMON STOCK AVAILABLE FOR THE PLAN


                  The aggregate number of shares of Common Stock which may be issued pursuant to this Plan, subject to adjustment as provided in
         Article VII, shall be twelve and one-half percent (12.5%) of the then outstanding shares of Common Stock and Common Stock Equivalents; provided, however, that the number of shares that may be issued hereunder shall not be reduced as a result of any redemptions, repurchases or other reduction in the number of outstanding shares of Common Stock or Common Stock Equivalents. The Company shall reserve such number of shares for Awards under the Plan. None of such shares shall be the subject of more than one Award at any time, but if an Award as to any shares is surrendered before exercise, or expires or terminates for any reason without having been exercised in full, or for any other reason ceases to be exercisable, the number of shares covered thereby shall again become available for grant under the Plan as if no Awards had been previously granted with respect to such shares.

                                    EXHIBIT C

                              AMENDED AND RESTATED
                             AUDIT COMMITTEE CHARTER

                              as of August 30, 2002

PURPOSE

         The Board of Directors is charged with establishing and monitoring adherence to policies and procedures required by regulatory statutes and principles of safety and soundness. Consistent with this function, the Board of Directors hereby establishes an Audit Committee (the "Committee"). The Committee also functions as the Audit Committee of the Board of Directors of the Company's subsidiary, Texas Capital Bank, National Association (the "Bank"). References to the Company herein also include the Bank and all other direct and indirect subsidiaries of the Company. The Committee shall assist the Board of Directors in monitoring:

         1. The Company's compliance with Board of Directors' policies, operating policies and procedures, applicable laws and regulations and the effectiveness of the Company's internal controls;

         2. The effectiveness of the system of reporting financial information to the shareholders and the integrity of the consolidated financial statements of the corporation;

         3. Compliance by the Company with legal and regulatory requirements; and

         4. The effectiveness and efficiency of the Company's information systems and the procedures for safeguarding resources against loss.

MEMBERSHIP

         The Committee shall be comprised of:

         1.       Not less than three members of the Board of Directors;

         2. Members of the Board of Directors who have no relationship to the Company that may interfere with the exercise of their independence from management and the Company, such as accepting any consulting, advisory or other fees from the Company; and

         3. Members of the Board of Directors who are, in the Board of Directors' judgment, financially literate or who shall become financially literate within a reasonable period of time after appointment to the Committee. In addition, at least one member of the Committee will have accounting or related financial management expertise sufficient to be considered a "Financial Expert."

AUTHORITY

         The Board of Directors authorizes the Committee within the scope of its responsibilities to:

         1. Seek any information it requires from any Company employee or any other source deemed advisable. All employees and external parties are directed by the Board of Directors to cooperate with any request made by the Committee;

         2.       Obtain outside legal or other independent professional advice;
                  and

         3. Ensure the attendance at Committee meetings of external parties with relevant experience and expertise.

MEETINGS

         The Committee shall meet four times per year or more frequently as circumstances require. The Committee may ask members of management or others to attend meetings and provide pertinent information as necessary. The proceedings of all meetings will be documented in minutes, which will be approved by the Committee and presented at meetings of the Board of Directors.

RESPONSIBILITIES

         The Committee shall, in the course of its operation:

         1. Provide an open avenue of communication between the Company's independent auditor, its internal auditors, and the Board of Directors;

         2. Instruct the independent auditor that the Board of Directors is the auditor's client;

         3. Be directly responsible for the appointment, compensation and oversight of the work of the Company's independent auditor for approval by the Board of Directors, and review and recommend the discharge of the independent auditor. On an annual basis, the Committee will require the independent auditor to submit a formal written statement regarding relationships and services which may affect its objectivity and independence and recommending any actions the Board of Directors should consider to address such matters;

         4. Meet with the independent auditor and financial management of the Company to review the scope of the proposed audit for the current year and, at the conclusion thereof, review such audit, including any comments or recommendations of the independent auditor;

         5. Consider the independent auditor's judgments regarding the quality and appropriateness of the Company's accounting principles as applied in its financial reporting;

         6. Review quarterly with the independent auditor, before the Company files its Quarterly Report Form 10-Q, any significant events, transactions and changes in accounting estimates which were considered by the independent auditor, in performing the quarterly review, to have affected the quality of the Company's financial reporting. The Chairperson of the Committee or the Chairperson's designated representative may represent the entire Committee for purposes of this review;

         7. Review the program of the Company's internal audit department's coverage and schedule for each quarter, including proposed recommendations made regarding audits of areas the Committee, management or the auditors believe to be of specific concern;

         8. Receive, prior to each meeting of the Committee, a summary of findings from completed internal audits and compliance audits for the prior period, a progress report on the current internal audit plan, and a report of outstanding weaknesses from prior audits;

         9. Provide sufficient opportunity for the Company's internal and independent auditors to meet privately with the members of the Committee to discuss any audit findings or other matters they deem relevant;

         10. Have periodic reviews with the Company's auditors and legal counsel regarding developments and changes in the various federal banking rules, regulations and other laws and the status of the Company's compliance record;

         11. Establish procedures for properly receiving, retaining and treating complaints received by the Company regarding auditing, internal accounting controls and accounting matters;

         12. Establish procedures for properly handling confidential, anonymous submissions by the Company's employees regarding questionable accounting or auditing matters;

         13. Annually review and assess the Committee's Charter and recommend any proposed changes to the Board of Directors;

         14. Insure that the independent auditors do not perform the non-audit services listed below on behalf of the Company during the time the independent auditors are contemporaneously preparing a mandatory audit: (i) bookkeeping or other services related to the accounting records or financial statements of the Company; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services;
                  (vi) management functions or human resources; (vii) broker or dealer, investment adviser, or investment banking services;
                  (viii) legal services and expert services unrelated to the audit; and (ix) any other service that the Public Accounting Oversight Board determines, by regulation, is impermissible; and

         15. Approve in advance of performance by the independent auditors of permitted non-audit services, such as tax services, and cause disclosure of such non-audit services performed by the independent auditors to be made in the Company's periodic reports.

         While the Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure that the Company is in compliance with laws and regulations.

REVOCABLE PROXY

TEXAS CAPITAL BANCSHARES, INC.
ANNUAL MEETING OF STOCKHOLDERS
MAY 20, 2003, 5:30 P.M


THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints Joseph M. Grant and Gregory B. Hultgren, each with full power of substitution, to act as proxies for the undersigned, and to vote all shares of preferred stock and common stock of Texas Capital Bancshares, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders, on Tuesday, May 20, 2003 at 5:30 p.m. at the offices of Texas Capital Bank, National Association at 2100 McKinney Avenue, 9th Floor, Dallas, Texas 75201, and at any and all adjournments thereof, as set forth below.

This proxy is revocable and will be voted as directed, but if no instructions are specified, this proxy will be voted:

o        FOR THE NOMINEES FOR DIRECTORS SPECIFIED, AND

o        FOR PROPOSAL #1.

If any other business is presented at the annual meeting, including whether or not to adjourn the meeting, this proxy will be voted by those named in this proxy in their discretion. At the present time, the board of directors knows of no other business to be presented at the annual meeting.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE NOMINEES FOR DIRECTOR AND "FOR" PROPOSAL #1.

[X]      Please mark your votes as indicated

ELECTION AS DIRECTOR OF ALL NOMINEES (EXCEPT AS MARKED BY STRIKING THROUGH THE NOMINEE'S NAME BELOW):

[ ]  FOR ALL NOMINEES EXCEPT AS INDICATED   [ ]  VOTE WITHHELD FROM ALL NOMINEES

Leo Corrigan III         Frederick B. Hegi, Jr    Larry A. Makel                   Steve Rosenberg          James C. Thompson, Jr.
James R. Erwin           James R. Holland, Jr.    Walter W. (Bo) McAllister III    John C. Snyder           Ian J. Turpin
Joseph M. (Jody) Grant   George F. Jones, Jr.     Lee Roy Mitchell                 Robert. W. Stallings

APPROVAL OF PROPOSAL #1:

[ ]  FOR        [ ]  AGAINST        [ ]  ABSTAIN

PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THIS PROXY IN THE ENCLOSED
POSTAGE-PAID ENVELOPE. Please sign exactly as your name appears on the label on the reverse side of this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.

The undersigned acknowledges receipt from Texas Capital
Bancshares, Inc. prior to the execution of this proxy of a      ---------------------------------------------   ------------------
Notice of Annual Meeting of Stockholders dated April 17,        Signature of Stockholder                        Date
2003, a Proxy Statement dated April 17, 2003, and the
Annual Report on Form 10-K for the year ended December 31,      ---------------------------------------------   ------------------
2002.                                                           Signature of Stockholder                        Date